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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):

July 31, 2000

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                         Intermedia Communications, Inc.
             (Exact name of registrant as specified in its charter)

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               Delaware                                     59-2913586
  -------------------------------                     ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                     0-20135
                            ------------------------
                            (Commission File Number)

                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.   Other Events

     On July 31, 2000, a subsidiary of Intermedia Communications, Inc. (the "Company"), Digex, Incorporated ("Digex"), filed the attached press release.

ITEM 7.   Financial Statements and Exhibits

     Exhibit 99 Press Release, dated July 31, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 1, 2000

                               INTERMEDIA COMMUNICATIONS, INC.
                                 (Registrant)


                               /s/ Robert M. Manning
                               -------------------------------------------------
                               Robert M. Manning
                               Senior Vice President and Chief Financial Officer










                                  EXHIBIT INDEX

Exhibit
  No.                        Description                     Page
--------                     -----------                     ----

  99              Press release dated July 31, 2000